Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT AND CONSENT

This FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT AND CONSENT (this “Amendment”), made and entered into as of June 23, 2006 (the “First Amendment Effective Date”), by and between METALDYNE CORPORATION, a Delaware corporation (“Metaldyne”), MRFC, INC., a Delaware corporation (“MRFC”; each of MRFC and Metaldyne, a “Company”), the Purchasers signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as the Administrative Agent (the “Administrative Agent”) and the other parties signatory hereto.

W I T N E S E T H:

WHEREAS, the Administrative Agent, MRFC, Metaldyne, in its capacity as Master Servicer, the financial institutions party thereto as Purchasers and the other parties thereto, are parties to that certain Amended and Restated Receivables Transfer Agreement, dated as of July 8, 2005 (as amended to the date hereof, the “Transfer Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in Annex X to the Transfer Agreement and the Purchase Agreement (as hereafter defined) as amended by this Amendment), whereby MRFC has agreed to sell, contribute or otherwise transfer to the Purchasers and the Purchasers have agreed to purchase or otherwise acquire from MRFC, all of the right, title and interest of MRFC in the Receivables; and

WHEREAS, MRFC, Metaldyne and the Originators are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of July 8, 2005 (as amended to the date hereof, the “Purchase Agreement”), whereby the Originators have agreed to sell or contribute to MRFC all of the Originators’ Receivables;

WHEREAS, Dana Corporation, an Obligor that is a customer of one or more of the Originators, filed a voluntary petition under the Bankruptcy Code on March 3, 2006 (the “Dana Filing Date”); and

WHEREAS, the Purchasers propose to confirm and ratify the sale of certain Receivables with respect to which the Obligor is Dana Corporation (or any of its subsidiaries that are debtors in the Dana Corporation bankruptcy) that were originated prior to the Dana Filing Date (such Receivables, the “Dana Pre-Petition Receivables”); and

WHEREAS, MRFC and Metaldyne have requested that the Transfer Agreement and Annex X be amended as set forth herein, and the parties hereto are willing to agree to such amendment subject to the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Amendment of Transfer Agreement and Annex X. Subject to the terms and conditions of this Amendment, effective as of the Dana Filing Date, the definition of “Defaulted Receivables” as set forth in Annex X is hereby amended by inserting, prior to the final “.” therein, the following language: “; provided, however, that all Receivables with respect to which the Obligor is Dana Corporation (or any of its subsidiaries that are debtors in the Dana Corporation bankruptcy) that were originated prior to the Dana Filing Date shall not constitute “Defaulted Receivables” for purposes of calculating the Default Ratio for any period that such Receivables are outstanding”.

2.  No Other Amendments. Except for the amendments expressly set forth and referred to in Section 1 above, the Transfer Agreement and Annex X shall remain unchanged and in full force and effect.

3.  Consent to Sale of Dana Pre-Petition Receivables.

(a)  Subject to the terms and conditions of this Amendment, and effective as of the Dana Filing Date: (i) each Purchaser hereby assigns, transfers and conveys to MRFC for good and valuable consideration hereby acknowledged, without recourse, except as specifically set forth herein, and MRFC hereby purchases and accepts assignment and transfer from each Purchaser of, all of each Purchaser’s Pro Rata Share of the Purchaser Interest relating to the Dana Pre-Petition Receivables; and (ii) MRFC hereby assigns, transfers and conveys to Metaldyne for good and valuable consideration hereby acknowledged, without recourse, except as specifically set forth herein, and Metaldyne shall purchase and accept, all of MRFC’s rights, titles and interests in and to the Dana Pre-Petition Receivables. The Administrative Agent and each Purchaser hereby consent to the assignment and transfer described in the immediately preceding sentence.

(b)  Subject to the terms and conditions of this Amendment, the Administrative Agent and each Purchaser hereby consent to the sale of the Dana Pre-Petition Receivables to the purchaser and in the manner described in the documentation previously provided to the Administrative Agent and pursuant to documentation substantially consistent therewith.

4.  Representations and Warranties. Each Company hereby represents and warrants to the Administrative Agent and the Purchasers that (a) this Amendment has been duly authorized, executed and delivered by each Company, (b) after giving effect to this Amendment, no Termination Event or Event of Servicer Termination has occurred and is continuing as of this date, and (c) all of the representations and warranties made by each Company in both the Purchase Agreement and the Transfer Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by Company of any of its representations and warranties contained in this Section 4 shall be a Termination Event and an Event of Servicer Termination for all purposes of both the Purchase Agreement and the Transfer Agreement.

5.  Ratification. Each Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in both the Purchase Agreement and the Transfer Agreement and all other documents delivered by such Company in connection therewith (including without limitation the other Related Documents in effect on the date hereof to which each Company is a party), effective as of the date hereof.

6.  Waiver by the Companies. Each of the Companies hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Administrative Agent and the Purchasers arising on or prior to the date hereof in connection with any of the Purchase Agreement, the Transfer Agreement or the transactions contemplated thereunder.

7.  Conditions to Effectiveness; Effectiveness. This Amendment shall become effective, upon the First Amendment Effective Date, upon the receipt by the Administrative Agent of this Amendment, duly executed, completed and delivered by each of the Companies, the Administrative Agent and the Requisite Purchasers. This Amendment is effective for all purposes of the Transfer Agreement, Purchase Agreement and Annex X, including Article IX of the Transfer Agreement.

8.  Reimbursement of Expenses. Each Company hereby agrees that, to the extent and in the manner provided in the Transfer Agreement, it shall reimburse the Administrative Agent on demand for all reasonable costs and expenses (including without limitation reasonable legal fees) incurred by it in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

9.  Governing Law. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

10.  Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.  Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

12.  Entire Agreement. Each of the Purchase Agreement and the Transfer Agreement, as amended by this Amendment, embody the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

13.  Miscellaneous. This Amendment is a Related Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

MRFC, INC.
By: /s/ Jeffrey M. Stafeil
Name: Jeffrey M. Stafeil

METALDYNE CORPORATION
By: /s/ Jeffrey M. Stafeil
Name: Jeffrey M. Stafeil

GENERAL ELECTRIC CAPITAL CORPORATION, as a Purchaser and as Administrative Agent
By: /s/ Bradford R. Kuhn
Name: Bradford R. Kuhn Title: Duly Authorized Signatory

CONSENT OF REQUISITE PURCHASERS RECEIVED